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                                                                   EXHIBIT 10.4


                       STANDARD INDUSTRIAL LEASE--MULTI-TENANT
                     AMERICAN lNDUSTRIAL REAL ESTATE Association

1. Parties. This Lease, dated, for reference purposes only, May 26 , 1993, is made by and between Mitsui/SBD/ America Fund 87-1 (herein called "Lessor") and Overland Data., Inc. a California Corporation (herein called "Lessee").

2. Premises. Parking and Common Areas.

    2.1 Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situation in the County of San Diego , State of California commonly known as 8975 Balboa Avenue
                  ------------------

and described as on approximate 65.765 sq. ft. R&D building herein referred to as the "Premises", as may be outlined on an Exhibit attached hereto, including rights to the Common Areas as hereinafter; specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building". The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center".

    2.2 Vehicle Parking. Lessee shall be entitled to APPROX. 260 vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herin called "Permitted Size Vehicles". Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles".

    2.2.1 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

    2.2.2 If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

    2.3 Common Areas--Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

    2.4 Common Areas--Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herin granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at in time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

    2.5 Common Areas--Rules and Regulations*- Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from to time, to establish, modify, amend and enforce reasonable rules and "regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center. *See addendum, Paragraph 63.

2.6 Common Areas--Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:
    (a) To make changes, to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrance, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) To close temporarily any of the Common Areas for maintenance purposes, so long as reasonable access to the Premises remains available; (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas; (d) To add additional buildings and improvements to the Common Areas; (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

    2.6.1 Lessor shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.

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3. Term.

3.1. Term. The term of this Lease shall be for SEVEN YEARS (EIGHTY FOUR (84) MONTHS)

commencing on AUGUST 15, 1993 and ending on AUGUST 14 2000 unless sooner terminated pursuant to any provision hereof.

    3.2 Delay In Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date. Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

    3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4.  Rent.

    4.1 Base Rent. Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in the Lease, on the 15TH day of each month of the term hereof, monthly payments in advance of $ SEE ADDENDUM, PARAGRAPH 49
Lessee shall pay Lessor upon execution hereof $ 36,828.40 as Base Rent for THE
FIRST MONTH.   Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein as to such other persons or at such other places as Lessor may designate in writing.

    4.2 Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

    (a) "Lessee's Share" is defined, for purposes of this Lease, as  54.2 percent.

    (b) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:

        (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

            (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkway parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities and fences and gates;

            (bb) Trash disposal services;

            (cc)  Tenant directories;

            (dd) Fire detection systems including sprinkler system maintenance and repair;

            (ee)  Security services;

            (ff) Any other service to be provided by Lessor that is elsewhere in thisLease stated to be an "Operating Expense".

         (ii) Any deductible portion of an insured loss concerning any of the items or matters described in this paragraph 4.2.

        (iii) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof.

         (iv) The amount of real property tax to be paid by Lessor under paragraph 10.1 hereof.

          (v) The cost of water, gas and electricity to service the Common
Areas.

    (c) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(b)(i) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in the Lease to provide the same or some of them.

    (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $36,828.40 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.  Use.

    6.1  Use.  The Premises shall be used and occupied only for GENERAL OFFICE,
AND LIGHT MANUFACTURING OF COMPUTER TYPE DRIVES AND RELATED ACCESSORIES   or any
other use which is reasonably comparable and for no other purpose.

    6.2  Compliance with Law.

         (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, to promptly, at Lessor's sole cost and expense, rectify any such violation. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessor shall correct any such violation Lessee's sole cost.

         (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises of the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

    6.3  Condition of Premises.

         (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within one hundred eighty (180) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was an owner or occupant of the Premises.

         (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

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7.  Maintenance, Repairs, Alternations and Common Area Services.

    7.1 Lessor's Obligations. Subject to the provisions of paragraphs 4.2 (Operating Expenses), 6(Use), 7.2 (Lessee's Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers , shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense pursuant to paragraph 4.2. Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under paragraph 7.1 until a reasonable time after receipt of written notice from lessee of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and
repair.   Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbance or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

    7.2  Lessee's Obligations

         (a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), Lessee , at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

         (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days' prior written noticed to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

         (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment.
Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

    7.3  Alterations and Additions.

         (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installation in , on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $50,000 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $50,000 in cumulative costs, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Industrial Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning,
plumbing, and fencing.   Lessor may require that Lessee remove any or all of
said alterations, improvements, additions or Utility Installations except those improvements located in the Premises prior to lease execution at the expiration of the term, and restore the Premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

         (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

         (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

         (d)  All alterations, improvements, additions and Utility
Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

    7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.  Insurance:  Indemnity.

    8.1 Liability Insurance - Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $500,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

    8.2 Liability Insurance - Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $500,000.00 per occurrence.

    8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire extended coverage, vandalism, malicious mischief, flood (in the event the same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(g) hereof, the deductible amounts under the casualty insurance policies relating to the Premises shall be paid by Lessee, not to exceed $10,000.

    8.4  Payment of Premium Increase.

         (a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other lessee of the Industrial Center, or by the nature of such other lessee's occupancy which create an extraordinary or unusual risk.

         (b) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

    8.5 Insurance Policies. Insurance required hereunder shall be companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders thereof.

    8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

    8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

    8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.

9.  Damage or Destruction.

    9.1  Definitions.

         (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

         (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

         (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

         (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

         (e) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.

         (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

         (g) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

         (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

    9.2  Premises Partial Damage:  Premises Building Partial Damage.   See
addendum #60.

         (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

         (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

    9.3 Premises Total Destruction; Premises Building Total Destruction; Industrial Center Buildings Total Destruction.

         (a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or (iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

    9.4  Damage Near End of Term.

         (a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

         (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may , at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

    9.5  Abatement of Rent; Lessee's Remedies.

         (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

         (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9, and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

    9.6 Termination - Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee as much of Lessee's security deposit as has not theretofore been applied by Lessor.

    9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes

    10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

    10.2 Additional Improvements. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

    10.3 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in an y portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge
(i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax", or (ii) the nature of which was hereinbefore included within the definition of "real property tax", or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or , if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction , any modifications or changes hereto, or any transfers hereof.

    10.4 Joint Assessment. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.5 Personal Property Taxes.

         (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

         (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.


11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

12. Assignment and Subletting.

    12.1 Lessor's Consent Required*. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1. *See addendum #59.

    12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate", provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

    12.3 Terms and Conditions of Assignment. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to the subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

    12.4 Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

         (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the
rents due and to become due under the sublease.    Lessee agrees that such
sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

         (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

         (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

         (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

         (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.

         (f) In the event of any default under this Lease, Lessor may proceed directly against Leases, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor or Lessee.

         (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Leases or for any other prior defaults of Lessee under such sublease.

         (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

         (i) No sublessees shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

         (j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by lessor at the time.

         (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

    12.5 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorney's fees incurred in connection therewith, such attorney's fees not to exceed $350.00 for each such request.

13. Default; Remedies.

    13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

         (a)  The vacating or abandonment of the Premises by Lessee.

         (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

         (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph
(b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

         (d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. } 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60)
days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

         (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

    13.2 Remedies. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such aware exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

         (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

    13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

    13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.

    14. Condemnation. If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority, Lessee shall pay any amount in excess of such severance damages required to complete such repair.

    15.  Broker's Fee.

         (a) Upon execution of this Lease by both parties, Lessor shall pay to SEE ADDENDUM #58

Licensed real estate broker(s), a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $_____ , for brokerage services rendered by said broker(s) to Lessor in this transaction.

         (b) Lessor further agrees that if Lessee exercises an Option, as defined in paragraph 40.1 of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transactions, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease.

         (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Said broker shall be a third party beneficiary of the provisions of this paragraph 15.

    16.  Estoppel Certificate.

         (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser r encumbrancer of the Premises or of the business of the requesting party.

         (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

         (c) If Lessor desires to finance, refinance, or sell the Property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made an oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Property and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by note to Lessee.

24. Waivers. No waiver by Lessor or any provision hereof shall be deemed a waiver of any another provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any , granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

30. Subordination.  See addendum #62.

    (a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have the Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

    (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. Attorney's Fees. If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Property.

39. Options.

    39.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor; (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

    39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily, or involuntarily, by or to any person or entity other than Lessee, provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

    39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

    39.4 Effect of Default on Options.

         (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.

         (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

         (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessee commits a default described in paragraphs 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured.

40. Security Measures. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b)

41. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If Lessee is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executive by Lessor and Lessee.

46. Addendum. Attached hereto is an addendum or addenda containing paragraphs 49 through 63 which constitute a part of this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR
     ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO. THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

            LESSOR                                    LESSEE

MITSUI/SBD America Fund 87-1,              Overland Data, Inc., a California
a California limited partnership           corporation

By:                                        By: /s/ Scott McClendon
    --------------------------------           --------------------------------
    SBD Properties, a California               Scott McClendon - President
    general partnership


By:                                        By:
    --------------------------------           --------------------------------
    SBD Properties, a California
    general partnership

By: /s/ James L. Hirsen                    Executed on       July 2, 1993
    --------------------------------                   ------------------------
    James L. Hirsen, Vice President                           (Corporate Seal)


Executed on      July 7, 1993
            -----------------------


  ADDRESS FOR NOTICES AND RENT                          ADDRESS

 907 Civic Center Drive                      5600 Kearney Mesa Rd.
-----------------------------------         ----------------------------------

 Santa Ana, CA 92703                         San Diego, CA 92111
-----------------------------------         ----------------------------------


-----------------------------------         ----------------------------------


anderson/relstimkorb/fee-overland













               d 1991 - By American Industrial Real Estate Association
      All rights reserved. No part of these words may be reproduced in any form without permission in writing.
        For these forms write the American Industrial Real Estate Association 350 South Figueroa Street, Suite 275, Los Angeles, CA 90071 (213) 687-8777
                                                           Form 100MT 8

EXHIBIT A

                                RULES AND REGULATIONS

A. THE LESSEE AGREES AS FOLLOWS:

    1. All garbage and refuse shall be kept in the kind of container specified by Lessor, and shall be placed outside of the Premises prepared for collection in the manner and at the times and places specified by Lessor. If Lessor shall provide or designate a service for picking up refuse and garbage, Lessee shall use same at Lessee's cost. Lessee shall pay the cost of removal of any of Lessee's refuse or rubbish.

    2. No aerial shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of Lessor. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

    3. No loud speakers, televisions, phonographs, radios, or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the Prior written consent of Lessor.

    4. The outside areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by the Lessee to the satisfaction of Lessor, and Lessee shall not place or permit any obstruction or materials in such areas. If outside areas are not so maintained within 12 hours after verbal notice of same, Lessee agrees to pay a fee of $25.00 for each such infraction to cover this cost. No exterior storage shall be allowed without permission in writing from Lessor.

    5. Lessee and Lessee's employees shall park only the number of cars approved and only in those portions of the parking area designated for that purpose by Lessor, and shall not block access ways and shall not cause the leased Premises to be occupied by employees or agents in excess of one person per 125 sq. ft. of leased area.

    6. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein. The expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be bome by Lessee, who shall, or whose employees, agents or invitees shall have caused it.

    7. Lessee shall use, at Lessee's cost, such pest extermination contractor as Lessor may direct and at such intervals as Lessor may require.

    8. Lessee shall not bum any trash or garbage of any kind in or about the Ieased Premises.

    9. Lessee shall be responsible for repair of any damage occasioned by the moving of freight, furniture or other objects into, within, or out of the building. No heavy objects of any nature shall be placed upon any floor without Lessor's prior written approval as to the adequacy of the allowable floor loading at the point where the objects are intended to be moved or stored. Lessor may specify the time of moving to minimize inconvenience to other tenants. if any.

    10. No drapes or sunscreens of any nature shall be installed without Lessor's prior written approval. The sash doors, sashes, windows, glass doors, lights and skylight that reflect or admit light into the building shall not be covered or obstructed. Waste and excessive or unusual use of water shall not be allowed. Lessee shall not mark, drive nails, screw or drill into, paint, or in any way deface any surface or part of the building except that Lessee may hang pictures, blackboards, or similar objects, providing that prior to end of the term, Lessee shall restore the Premises to its condition at the commencement of the form, less reasonable wear and tear. The expense of repairing any breakage, stoppage, or damage resulting from a violation of this rule shall be borne by Lessee who has caused such breakage, stoppage or damage.

    11. No additional lock or locks shall be placed or changed by Lessee on any door unless written consent of Lessor shall first have been obtained. Two keys will be furnished by Lessor. All keys shall be surrendered to Lessor upon termination or expiration of the Lease Term.

    12. No materials, supplies, equipment, finished products, or semi-finished products, raw materials, or articles of any nature shall be stored or permitted to remain on any portion of the leased Premises outside the building constructed thereon, except with the prior written consent of Lessor.

B. Lessor reserves the right from time to time to amend or supplement the foregoing' rules and regulations applicable to the Premises. Notice of SUCH rules and regulations and amendments and supplements thereto, if any, shall be given to Lessee.

C. Lessee agrees to comply with all such rules and regulations upon notice to Lessee from Lessor, provided that such rules and regulations apply uniformly to all tenants of the Center.

                                  ADDENDUM TO LEASE

THIS ADDENDUM TO LEASE AGREEMENT DATED MAY 26, 1993 BY AND BETWEEN MITSUI/S.B.D. AMERICA FUND 87-I ("LESSOR") AND OVERLAND DATA, INCORPORATED, A CALIFORNIA CORPORATION ("LESSEE")

49. Rental Rate: The monthly rent payable under Paragraph 4 shall be:

Year 1

August 15, 1993 through August 14, 1994               $36,828.40 per month, NNN

Year 2

August 15, 1994 through August 14, 1995               $38,301.53 per month, NNN

Year 3

August 15, 1995 through August 14, 1996               $39,833.59 per month, NNN

Year 4

August 15, 1996 through August 14, 1997               $41,426.94 per month, NNN

Year 5

August 15, 1997 through August 14, 1998               $43,084.01 per month, NNN

Year 6

August 15, 1998 through August 14, 1999               $44,807.37 per month, NNN

Year 7

August 15, 1999 through August 14, 2000               $46,599.67 per month, NNN

50. OPERATING EXPENSES: Any increases in the Operating Expenses, with the exception of insurance, after the first year shall not exceed the annual Consumer Price Index during the preceding twelve (12) month period. If, during the term of the lease or any options exercised, the State of California or local government bodies change the method of taxing commercial properties in order to generate additional tax revenue, those additional expenditures shall be passed on to Lessee.

Operating expenses shall not include any of the following:

A. Costs incurred by Lessor for the repair or replacement of damage to the Premises or its contents caused by fire or other casualty for which Lessor is reimbursed under applicable insurance policies (or under insurance policies Lessor would have had if it had maintained policies in accordance with its obligations under this Lease).

B. Costs (including permit' license, and inspection costs) incurred with respect to the installation of tenant improvements to any other building in the industrial park (the "Park").

C. Attorneys' fees, space planning costs, and costs and expense in connection with negotiation of this Lease and of the leases of other present and prospective tenants of the Park.

D. Costs incurred by Lessor outside the ordinary course of business due to the VIOLATION BY LESSOR OR ANY OTHER tenant of the Park (other than Lessee) of the terms and conditions of any lease for space in the Park.

E. Interest, principal, points, and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Premises or the Park.

F. Any taxes OR Lessor's net income, state franchise taxes, or any inheritance, estate, of gift taxes.

G. Costs incurred to correct any failure of the Premises or the Park, on the date of execution of the Lease, to comply with handicapped, hazardous material, fire, and safety codes in effect on such dates.

H. Tax penalties incurred or interest charges as a result of Lessor's negligence, inability, or unwillingness to make payments when due, not attributable to Lessee's failure to make payments to Lessor for such items in accordance with the lease

I. All governmental assessments which can be paid by Lessor in installments shall be paid or deemed paid by Lessor in the maximum number of installments permitted by law and not included as Operating Expenses except in the year in which the assessment installment is actually paid or deemed paid. Insurance premiums paid by Lessor shall be included in Operating Expenses on an accrual basis.

J. Any costs for clean-up and removal of Toxic or Hazardous Substances (as defined in Section 60 hereof), to the extent that Section 60 of this Lease spares Lessee for liability for such costs.

K. Costs to repair defects in or on maintain the structural portions of the Premises or the Park (except for those capital improvements and capital improvement replacement costs that are described as exceptions in Subsection R below) or costs to repair defects in or maintain any of the tenant improvements installed in the Premises.

L. Costs (including all related attorneys' fees and costs of settlements, judgements, or any payments in lieu thereof) arising from claims, disputes, or potential disputes between Lessor and other tenants of the Park.

M. Lessor's general corporate overhead and general and administrative expenses.

N. Costs of overtime or other expenses incurred by Lessor in curing its defaults or performing work expressly provided in the Lease to be borne at Lessor's expense.

O. Any legal fees associated with the sale or refinancing of the Premises or the Park.

P. Costs for separate utility meters Lessor may install for other tenants of the Park unless the installation is required by a utility company or governmental entity.

Q. Costs for construction in compliance with, or penalties assessed for noncompliance with, the Americans with Disabilities Act of 1990 (42 U.S.C. 1281-1283) (the "ADA") if SUCH COSTS ARE CAUSED BY any failure OF THE Building, on the date of execution of this Lease, to comply with the ADA as in effect on such date.

      Costs of capital improvement replacements EXCEPT FOR those that are installed in the Premises and with a reasonable and good faith expectation by Lessor that the same will reduce Operating Expenses except for Items in
      4.2 and 7.1 in this Lease. The cost of any capital improvement or replacement described above shall be "amortized" by including in Operating Expenses amounts reasonably and in good faith expected to be saved in each calendar year throughout the Term (as determined at the time Lessor elected to proceed with the capital improvement or replacement to reduce Operating Expenses).

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S.    Rentals for items (except when needed in connection with normal repairs and maintenance of the Premises, which shall be permitted) which! if purchased rather than Rented, would constitute a capital improvement specifically excluded in Subsection R, above.

T. Expenses in connection with services or benefits other than normal operating expenses and common area charges, which are not offered to Lessee but which arc provided to another tenant of the Park.

U. Costs of any items except for normal operating expenses for which Lessor is reimbursed by insurance or otherwise compensated by parties other than lessees of the Park.

51. For any services for which Lessor is obligated to provide herein, Lessor will utilize their best effort to provide quality services on a competitive basis.

52. Tax on Sale: Lessor shall not pass on any increase in taxes due to the sale of this property during the first sixty (60) months of Lessee's occupancy.

53. Rental Concessions: Lessor shall provide Lessee with four (4) months of half rent to be structured as months two (2) through five (5) of the initial term. Lessee shall be responsible for Triple Net costs during this rental reduction period.

54. LESSOR REPAIRS AND IMPROVEMENT AND LESSEE IMPROVEMENT ALLOWANCE:

    A. Lessor shall provide Lessee $3.00 per square foot for retrofit tenant improvements to the Premises. Any unused portion of this $3.00 per square foot allowance may be utilized by Overland Data as a moving allowance. Lessor understands that it is Lessor's responsibility to have this facility comply with the American's with Disabilities Act and/or any other Federal, State or Local building codes or regulations. All tenant improvements shall be mutually agreed upon by Lessee and Lessor and constructed by a licensed general contractor. In addition, Lessor shall also provide Lessee up to $30,000.00 for the installation of an elevator to the Premises. It shall be understood by Lessor and Lessee that Lessee will be responsible for the actual construction of any and all tenant improvements to said Premises with Lessor's approval. Lessee shall determine the State of California licensed general contractor who will perform the tenant improvement construction work to the Premises.

    B. LESSOR REPAIRS AND IMPROVEMENTS. It is mutually understood and agreed that the second floor of the Premises needs repair and shall be repaired at the sole expense of Lessor without regard to Lessee's tenant improvement allowance. The repairs shall be made in such a manner that the second floor is to be completely level and shall meet the standard office load-bearing capacity to the mutual satisfaction of Lessee and Lessor. If for some reason the repair of the flooring causes non-repairable damage to the existing carpeting, then Lessor at Lessor's cost will replace the carpeting. Lessor will make every effort to have the second floor repairs completed by July 15, 1993 in order for commencement of said Lease to occur August 15, 1993. Should their be any delays beyond July 15, 1993 and the repair of the second floor, then said lease commencement date shall extend from August 15, 1993 commensurate with the delays associated with repairing the second floor. The extension of the lease commencement date pursuant to
         Section 54b shall be in addition to any extension required due to delays by Lessor in approving Lessee's tenant improvement plans for said facility.

         It is also understood that should the City of San Diego require any changes to any of the existing improvements due to building code issues, then Lessor shall be responsible for any and all costs associated therewith. Should any building code requirements be implemented by the City of San Diego relating to the existing tenant improvements due to Lessee's addition of improvements, then Lessee shall be responsible for all costs associated therewith.

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55. FIRST RIGHT OF REFUSAL: Provided Lessee is not in default of any provisions of this Lease, Lessee shall have a right of first refusal to lease the entire facility or any portion thereof located at 8985 Balboa Avenue for the entire lease term at any time during the lease term that any remaining vacant space becomes available. Upon Lessor's notification in writing or written evidence signed by both Lessor and the proposed tenant evidencing the proposed tenant's interest to occupy any portion of the facility at 8985 Balboa Avenue, Lessee shall have five (5) business days to respond in writing of its intent to exercise its right of first refusal to occupy the Premises under the same terms and conditions as contained in the mutually executed offer to lease. Lessor's release of space to a subsequent tenant shall not be deemed to have terminated any other right of first refusal on the part of Lessee that might occur subsequent to the initial lease. Notwithstanding the foregoing, all other lease terms and conditions shall be in effect for the space.

56. RENEWAL OPTIONS: Lessor hereby grants Lessee two (2) options to renew of five (5) years each at ninety percent (90%) of the then prevailing market rate. The rental rate for these option periods shall be negotiated between the Lessee and the Lessor. Should Lessee and Lessor be unable to agree upon a rental rate, then an MAI appraiser shall be utilized to determine the rental rate. These options shall be exercised by written notice delivered to the Lessor eight (8) months prior to lease expiration. If Lessee and Lessor fail to reach an agreement within ninety (90) days of written notification to Lessor, then this option shall lapse and there shall be no further right to extend the lease term.

57. Signage: Project signage similar to what Sundstrand currently has at the front of the project will be granted to Lessee as well as building signage.
    All signage shall be at   Lessee's sole cost and expense and shall be
    mutually agreed upon by Lessee and Lessor and shall comply with all City sign ordinances.

58. Broker Commission: a commission will be paid to John Burnham & Company (to be split 50/50 with CB Commercial) per the following terms and conditions:

         1. Leasing Commission Schedule:
            Six percent (6%) of all rental payments for the first sixty (60) months; plus
            Four Percent (4%) of all rental payments for the next twenty-four
            (24) months.

         Leasing commission shall be paid by Lessor 100% upon occupancy by Lessee. However, no later than one-half on August 15, 1993 and the remaining one-half upon Lessee's occupancy should it be later than August 15, 1993.

59. ASSIGNMENT AND SUBLETTING (CONTINUED): For purposes of Section 12.1, no assignment shall be deeded to have occurred upon any sale or other transfer of less than 50% of the capital stock of Lessee. Notwithstanding anything in
    Section 12 to the contrary, Lessor shall be obligated to consent subject in all cases to the provisions of Section 6, to any assignment or subletting by Lessee to an affiliated entity which: a) is Lessee's parent organization; b) is any corporation, a majority of whose voting stock is owned, directly or indirectly, by Lessee, Lessee's parent organization or the owner of a majority of Lessee's voting stock; c) as a result of the consolidation, merger or other reorganization with Lessee or Lessee's parent organization, will own all or substantially all of the voting stock of Lessee or Lessee's parent organization; or d) acquires all or substantially all of the voting stock or all or substantially all of the assets of Lessee. At least twenty
    (20) days prior to any such assignment, Lessee shall deliver written notification of the proposed assignment to Lessor, and Lessor shall not withhold its consent to any such assignment.

60. DAMAGE) OR DESTRUCTION (CONTINUED): If the Premises should be partially or wholly destroyed or damaged by fire or other casualty in such damage or destruction cannot in Lessor's architect's judgement, be repaired or substantially restored within thirty (30) days of such damages or destruction, then within fifteen (15) days after the date of such damage or destruction, Lessor shall notify Lessee; and either party hereto may, at its option, terminate this Lease by giving written notice thereof to the other party within thirty (30) days after date of Lessee's receipt of such notice.

61. ENVIRONMENTAL INDEMNIFICATION: To the best of Lessor's knowledge, there exist no hazardous or toxic substances on the Premises as of the commencement date, and the Premises are in compliance with all applicable laws with respect to such substances. Lessor agrees to indemnify, defend and hold Lessee harmless from and against any and all loss, costs, liability, or expense, including reasonable attorneys and consultants fees, arising out of the presence, removal, clean-up, spill, release, discharge or use of any such hazardous or toxic substances on the Premises not attributable to the activities of Lessee or its agents, contractors, or employees. Lessor agrees to pay any costs of bring the Premises into compliance with all applicable laws with respect to such hazardous or toxic substances.

62. SUBORDINATION AND NON-DISTURBANCE: Notwithstanding the provisions of
    Section 30b, this Lease shall, at Lessor's option, be either superior or subordinate to any mortgage or deed of trust that may exist or hereafter be placed upon the Premises or the park or any part thereof and to any and all advances to be made thereunder and the interest thereon and to all renewals, replacements and extensions thereof. Lessee shall, upon written demand by Lessor, execute such instruments as may be required at any time and from time to time to subordinate the rights and interests of Lessee under this Lease to the lean of any such mortgage or deed of trust or, if requested by Lessor, to subordinate any such mortgage or deed of trust to this Lease. However, before signing any subordination agreement and as a condition president thereto, Lessee shall have the right to obtain from the mortgagee or beneficiary of the deed of trust requesting such subordination, an agreement in writing prepared by such mortgagee or beneficiary acceptable to Lessee, in its sole discretion, providing that, as long as Lessee is not in default hereunder, this Lease shall remain in effect for the full term. Lessee shall, in the event any proceedings are brought for the foreclosure of any such mortgage or deed of trust, attorney to the Purchaser upon foreclosure sale or sale under power of sale, and shall recognize such purchaser as lessor under this Lease, again subject to obtaining from such purchaser requesting such attornment and agreement in writing prepared by such purchaser acceptable to Lessee in its sole discretion providing that, as long as Lessee is not in default hereunder, this Lease shall remain in effect for the full term.

63. CC&R'S AND RULES AND REGULATIONS: There are no existing CC&R's associated with said Premises. The rules and regulations for the Premises are attached as "Exhibit A".